Exhibit 10.24

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed with the Securities and Exchange Commission.

GOOGLE SERVICES AGREEMENT

COMPANY INFORMATION

COMPANY:  DEMAND MEDIA, INC.

	Business Contact:	Legal Contact:	Technical Contact:
Name:	Mike Wann	Rick Danis	Mike Wann
Title:	SVP Business Development	VP, Business & Legal Affairs	SVP Business Development
Address, City, State, Postal Code:	1333 Second Street, Suite 100 Santa Monica, CA 90401	15801 NE 24th Street Bellevue, WA 98008	1333 Second Street, Suite 100 Santa Monica, CA 90401
Phone:	310-917-6450	425-974-4663	310-917-6450
Fax:		425-974-4763
Email:	mike@demandmedia.com	rick.danis@demandmedia.com	mike@demandmedia.com

TERM

TERM: Starting on June 1, 2010 (“Effective Date”) and continuing through May 31, 2012  (inclusive) (“Initial Term”).  Upon expiration of the Initial Term, the agreement may renew for an additional one (1) year term with the parties mutual written consent obtained at least 30 days prior to the end of the Initial Term (“Optional Renewal Term”).  (The “Initial Term” and “Optional Renewal Term” are collectively the “Term”).

SEARCH SERVICES

☒ WEBSEARCH SERVICE (“WS”)	Search Fees

Sites approved for WS: [*****].com [*****].uk [*****].com [*****].com	$[*****]/ [*****] Requests for [*****]

☒ CUSTOM SEARCH ENGINE (“CSE”)	Search Fees

Sites approved for CSE: [*****].com [*****].uk [*****].com [*****].com	$[*****]/[*****] Requests for [*****] $[*****]/[*****] Requests for [*****]

Confidential material redacted and filed separately with the Securities and Exchange Commission.

ADVERTISING SERVICES

☒ ADSENSE FOR SEARCH (“AFS”)	[*****]	[*****]

Sites approved for AFS: [*****].com, [*****].com, [*****].com, [*****].com, [*****].com, [*****].uk	See Exhibit A	[*****] %

☒ ADSENSE FOR CONTENT (“AFC”)	[*****]	[*****]

Sites approved for AFC: [*****].com, [*****].com, [*****].com, [*****].com, [*****].com, [*****].uk	See Exhibit B	[*****]%

Confidential material redacted and filed separately with the Securities and Exchange Commission.

CURRENCY

☐ AUD	☐ JPY
☐ CAD	☐ KRW
☐ EUR	☒ USD
☐ GBP	☐ Other

Confidential material redacted and filed separately with the Securities and Exchange Commission.

This Google Services Agreement (“Agreement”) is entered into by Google Inc. (“Google”) and Demand Media, Inc. (“Company”) and is effective as of the Effective Date.

For avoidance of doubt, the AFC, AFS, WS and CSE (which was included via amendment on January 1, 2009) services covered under the Order Form between the parties dated May 1, 2008 are now covered under this Agreement and are no longer covered under the Google Services Agreement dated November 1, 2006.

1.     Definitions.  In this Agreement:

1.1.  “Ad” means an individual advertisement provided through the applicable Advertising Service.

1.2.  “Ad Deduction” means, for each of the Advertising Services, for any period during the Term, the Deduction Percentage (listed on the front pages of this Agreement) of Ad Revenues.

1.3.  “Ad Revenues” means, for each of the Advertising Services, for any period during the Term, revenues that are recognized by Google and attributed to Ads in that period.

1.4.  “Ad Set” means a set of one or more Ads.

1.5.  “Advertising Services” means the advertising services selected on the front pages of this Agreement.

1.6.  “AFC RPM” means AFC Ad Revenues [*****].

1.7.  “Affiliate” of a party means any corporate entity that directly or indirectly controls, is controlled by or is under common control with that party.

1.8.  “Brand Features” means each party’s trade names, trademarks, logos and other distinctive brand features.

1.9.  “Company Content” means any content served to End Users that is not provided by Google.

1.10.            “Confidential Information” means information disclosed by (or on behalf of) one party to the other party under this Agreement that is marked as confidential or would normally be considered confidential under the circumstances in which it is presented.  It does not include information that the recipient already knew, that becomes public through no fault of the recipient, that was independently developed by the recipient, or that was lawfully given to the recipient by a third party.

1.11.            “CSE Branding Guidelines” means the brand treatment guidelines applicable to CSE and located at the following URL: http://google.com/coop/docs/cse/branding.html (or a different URL Google may provide to Company from time to time).

1.12.            “End Users” means individual human end users of a Site.

1.13.            “Google Branding Guidelines” means the brand treatment guidelines applicable to the Services and located at the following URL: http://www.google.com/wssynd/02brand.html (or a different URL Google may provide to Company from time to time).

1.14.            “Google Program Guidelines” means the policy and implementation guidelines applicable to the Services and as provided by Google to Company from time to time.

Confidential material redacted and filed separately with the Securities and Exchange Commission.

1.15.            “Intellectual Property Rights” means all copyrights, moral rights, patent rights, trade marks, rights in or relating to Confidential Information and any other intellectual property or similar rights (registered or unregistered) throughout the world.

1.16.            [*****].

1.17.            “Net Ad Revenues” means, for each of the Advertising Services, for any period during the Term, Ad Revenues for that period minus the Ad Deduction for that period.

1.18.            [*****].

1.19.            “Results” means [*****],[*****],[*****] or [*****].

1.20.            “Results Page” means any Site page which contains any Results.

1.21.            “Request” means a request [*****].

1.22.            “Search Box” means a search box [*****].

1.23.            “Search Query” means a text query [*****].

1.24.            [*****].

1.25.            [*****].

1.26.            “Search Services” means the search services selected on the front pages of this Agreement.

1.27.            “Services” means the Advertising Services and/or Search Services (as applicable).

1.28.            “Site(s)” means:

(a)       the Web site(s) located at the URL(s) listed on the front pages of this Agreement, together with the additional URL(s) approved by Google from time to time under subsection 6.3(a) below.

2.     Launch, Implementation and Maintenance of Services.

2.1.  Launch. The parties acknowledge launch of the AFS, AFC, and WS and CSE Services as of the Effective Date. In the event that any additional Services are implemented under this Agreement, Company will not launch its implementation of such Services [*****], until Google has approved the implementation in writing, [*****].

2.2.  Implementation and Maintenance

(a)       For the remainder of the Term, subject to Sections 6.3, Google will make available and Company will implement and maintain each of the Services on each of the Sites.

(b)       Company will ensure that Company:

(i)        [*****] in relation to each page, [*****], on which the Services are implemented; and

(ii)       [*****] on each of those pages.

Confidential material redacted and filed separately with the Securities and Exchange Commission.

(c)       Company will ensure that the Services are implemented and maintained in accordance with:

(i)        the applicable Google Branding Guidelines;

(ii)       the applicable Google Program Guidelines;

(iii)      the CSE Branding Guidelines;

(iv)      the mock ups and specifications for the Services included in the exhibits to this Agreement [*****];

(v)       Google technical protocols (if any) and any other technical requirements and specifications applicable to the Services that are provided to Company by Google from time to time.

(d)       Company will ensure that every [*****] generates a [*****] containing that [*****].

(e)       Google will, upon receiving a [*****] sent in compliance with this Agreement, provide [*****] when available.  Company will then [*****] the applicable Site.

(f)        Authorizations.  Company is responsible for any inquiries from third parties listed in or having rights to [*****].

(g)       Company will ensure that at all times during the applicable Term, Company  has a clearly labeled and easily accessible privacy policy in place relating to the Site(s) and that this privacy policy:

(i)            clearly discloses to End Users that [*****];  and

(ii)           includes information about End Users’ options for cookie management.

2.3  [*****].

(a)   [*****].

(b)   [*****].

(c)   [*****].

3.     Policy and Compliance Obligations.

3.1       Policy Obligations.  Company will not, and will not [*****] allow any third party to:

(a)       modify, obscure or prevent the display of all, or any part of, any Results;

(b)       edit, filter, truncate, append terms to or otherwise modify any Search Query;

(c)       [*****];

(d)       display any Results in pop-ups, pop-unders, exit windows, expanding buttons, animation or other similar methods;

(e)       interfere with the display of or frame any Results Page or any page accessed by clicking on any Results;

Confidential material redacted and filed separately with the Securities and Exchange Commission.

(f)        display any content between any Results and any page accessed by clicking on those Results or place any interstitial content immediately before any Results Page containing any Results;

(g)       [*****];

(h)       directly or indirectly, (i) offer incentives to End Users to generate Requests or clicks on Results, (ii) fraudulently generate Requests or clicks on Results or (iii) [*****];

(i)        “crawl”, “spider”, index or in any non-transitory manner store or cache information obtained from the Services (including Results); and

(j)        display on any Site, any content that violates [*****].

(k)       Compliance Obligations.  Company will not knowingly or negligently allow any use of or access to the Services through any Site which is not in compliance with the terms of this Agreement.  Company will use commercially reasonable efforts to monitor for any such access or use and will, if any such access or use is detected, take all reasonable steps requested by Google to disable this access or use.  If Company is not in compliance with this Agreement at any time, Google may, with notice to Company, suspend provision of all (or any part of) the applicable Services until Company implements adequate corrective modifications as reasonably required and determined by Google.

4.     [*****].

(a)           [*****].

5.     Third Party Advertisements.  If Google is providing AFS to Company for any Site(s), Company will request at least [*****] and will display the AFS Ads on the applicable Results Pages [*****].

6.     Changes and Modifications.

6.1.  By Google.  If Google modifies the Google Branding Guidelines, Google Program Guidelines, the Google technical protocols or the CSE Branding Guidelines and the modification requires action by Company, Company will take the necessary action [*****].

6.2.  By Company

(a)       Company will provide Google [*****] notice of any change [*****] that could reasonably be expected to affect the delivery or display of any [*****].

6.3.  Site List Changes

(a)       Company may notify Google from time to time that it wishes to add or remove URL(s) to those comprising the Site(s) by sending notice to Google [*****].

(b)       If there is a change in control of any Site [*****]:

(i)            Company will provide notice to Google at least 30 days before the change; and

(ii)           unless the entire Agreement is assigned to the third party controlling the Site in compliance with Section 15.3 below, from the date of that change in control of the Site, that Site will be treated as removed from this Agreement.  Company will ensure that from that date, the Services are no longer implemented on that Site.

Confidential material redacted and filed separately with the Securities and Exchange Commission.

7.             Intellectual Property.

Except to the extent expressly stated otherwise in this Agreement, neither party will acquire any right, title or interest in any Intellectual Property Rights belonging to the other party, or to the other party’s licensors.

8.             Brand Features; [*****]

8.1.  Google grants to Company a non-exclusive and non-sublicensable license during the Term to use the Google Brand Features solely to fulfill Company’s obligations in connection with the Services in accordance with this Agreement and the Google Branding Guidelines.  Google may revoke this license at any time upon notice to Company.  Any goodwill resulting from the use by Company of the Google Brand Features will belong to Google.

8.2.  Google may include Company’s Brand Features in customer lists.  Google will provide Company with a sample of this usage if requested by Company.  [*****].

8.3.  Company grants to Google a limited, nonexclusive license to use, copy, modify, distribute and display [*****].  This license may be sublicensed by Google to [*****] as a part of services delivered by Google to such Google Affiliates and syndication partners.  This Agreement does not grant Company any rights to any content used in connection with the [*****].  Company must own or have the right to use and provide the [*****].  Nothing in this Agreement will restrict Google from using data Google obtains from a source other than Company.  Except for the license granted under this Section 8.3, Company retains any right, title and interest [*****].  In addition, Company retains all rights to [*****], to the extent not otherwise licensed or transferred to Google pursuant to other agreements, [*****].

9.     Payment.

9.1.  Search Services

(a)       Google will, unless it has notified Company otherwise, [*****] payable by Company under this Agreement [*****].

(b)       Even if the [*****] under subsection 9.1(a), Google will [*****] Company for [*****] after the [*****] are rendered.  [*****], Company will pay the invoice amount, if any, to Google within [*****] of the date of invoice; [*****].

(c)       [*****].

9.2.  Advertising Services

(a)       For each applicable [*****], Google will pay Company an amount equal to [*****].  This payment will be made in the month following the calendar month in which [*****].

(b)       Google’s payments [*****] will be based on Google’s accounting [*****].

9.3.  All Services

(a)       As between Google and Company, Google is responsible for all taxes (if any) associated with the transactions between Google and advertisers in connection with Ads displayed on the Sites.  Company is responsible for all taxes (if any) associated with the Services, other than taxes based on Google’s net income.  All payments to Company from Google in relation to the Services will be treated as inclusive of tax (if applicable) and will not be adjusted.  If Google is obligated to

Confidential material redacted and filed separately with the Securities and Exchange Commission.

withhold any taxes from its payments to Company, Google will notify Company of this and will make the payments net of the withheld amounts.  Google will provide Company with original or certified copies of tax payments (or other sufficient evidence of tax payments) if any of these payments are made by Google.

(b)       All payments due to Google or to Company will be in the currency specified in this Agreement and made by electronic transfer to the account notified to the paying party by the other party for that purpose.  The party receiving payment will be responsible for any bank charges assessed by the recipient’s bank.

(c)           In addition to other rights and remedies Google may have, Google may [*****] between Company and Google. Google may.

9.4.  Accounting.

[*****] during the Services Term, Google will make available to Company a [*****] from a [*****] covering the [*****] mechanisms [*****] under this Agreement.  Company may request [*****] no more than [*****].

10.      Warranties; Disclaimers.

10.1.            Warranties.  Each party warrants that (a) it has full power and authority to enter into this Agreement; and (b) entering into or performing under this Agreement will not violate any agreement it has with a third party.

10.2.            Disclaimers.  Except as expressly provided for herein and to the maximum extent permitted by applicable law, NEITHER PARTY MAKES ANY WARRANTY OF ANY KIND, WHETHER IMPLIED, STATUTORY, OR OTHERWISE AND DISCLAIMS, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, AND NONINFRINGEMENT.

11.      Indemnification.

11.1.            By Company.  Company will indemnify, defend, and hold harmless Google from and against all liabilities, damages, and costs (including settlement costs) arising out of [*****].

11.2.            By Google.  Google will indemnify, defend, and hold harmless Company from and against all liabilities, damages, and costs (including settlement costs) arising out of [*****]. For purposes of clarity, Google will not have any obligations or liability under this Section 11 arising from [*****].

11.3.            General.  The party seeking indemnification will promptly notify the other party of the claim and cooperate with the other party in defending the claim.  The indemnifying party has full control and authority over the defense, except that (a) any settlement requiring the party seeking indemnification to admit liability or to pay any money will require that party’s prior written consent, such consent not to be unreasonably withheld or delayed, and (b) the other party may join in the defense with its own counsel at its own expense.  [*****].

Confidential material redacted and filed separately with the Securities and Exchange Commission.

12.      Limitation of Liability.

12.1.            Limitation

(a)       NEITHER PARTY WILL BE LIABLE UNDER THIS AGREEMENT FOR LOST REVENUES OR INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES, EVEN IF THE PARTY KNEW OR SHOULD HAVE KNOWN THAT SUCH DAMAGES WERE POSSIBLE AND EVEN IF DIRECT DAMAGES DO NOT SATISFY A REMEDY.

(b)       NEITHER PARTY MAY BE HELD LIABLE UNDER THIS AGREEMENT FOR [*****].

(c)       THE LIMITATIONS SET FORTH IN THIS SECTION 12.1 SHALL NOT APPLY TO ANY UNDISPUTED AMOUNTS DUE UNDER THIS AGREEMENT FROM ONE PARTY TO THE OTHER PARTY.

12.2.            Exceptions to Limitations.  These limitations of liability do not apply to Company’s breach of Section 4, breaches of confidentiality obligations contained in this Agreement, [*****], or indemnification obligations contained in this Agreement.

13.      Confidentiality; PR.

13.1.            Confidentiality.  The recipient of any Confidential Information will not disclose that Confidential Information, except to Affiliates, employees, and/or agents who need to know it and who have agreed in writing to keep it confidential.  The recipient will ensure that those people and entities use Confidential Information only to exercise rights and fulfill obligations under this Agreement and keep the Confidential Information confidential.  The recipient may also disclose Confidential Information when required by law after giving the discloser reasonable notice and the opportunity to seek confidential treatment, a protective order or similar remedies or relief prior to disclosure.

13.2.            [*****].

[*****].

13.3.            PR.  Neither party will issue any public statement regarding this Agreement without the other party’s prior written approval, except that (i) Google may reference Company as an Adsense customer in a press release and reference and incorporate Partner’s Brand Features and screen shots into other Google marketing materials (e.g., website, presentation materials, brochures) with Company’s prior written approval (except that use within customer lists do not require prior approval as described in Section 8.2); and (ii) either party may make public disclosures as required by any securities exchange rules.

14.      Term and Termination.

14.1.            Term & Optional Renewal Term.  The term of this Agreement, which may include an Optional Renewal term pursuant to the parties mutual written consent, is the Term stated on the front pages of this Agreement, unless earlier terminated as provided in this Agreement.

14.2.            Termination.

(a)       Either party may terminate this Agreement with notice if the other party is in material breach of this Agreement:

(i)            where the breach is incapable of remedy;

Confidential material redacted and filed separately with the Securities and Exchange Commission.

(ii)           where the breach is capable of remedy and the party in breach fails to remedy that breach within 30 days after receiving notice from the other party; or

(iii)          more than twice even if the previous breaches were remedied.

(b)       Google may, with 30 days prior notice to Company, remove or require Company to remove [*****] from any Site or set of pages on a Site on which the [*****]. Google may, at its sole discretion, after [*****] from the Effective Date, remove [*****] if the [*****] from such site for the prior [*****]. For purposes of clarity, once [*****] is removed from a Site, it is no longer considered [*****] under this Agreement and is no longer subject to the terms of this Agreement.

(c)       Google reserves the right to suspend or terminate Company’s use of any Services that are alleged or reasonably believed by Google to infringe or violate a third party right; [*****].  If any suspension of a Service under this subsection 14.2(c) continues for more than [*****], Company may immediately terminate this Agreement upon notice to Google.

(d)       Upon the expiration or termination of this Agreement for any reason:

(i)            all rights and licenses granted by each party will cease immediately; and

(ii)           if requested, each party will use commercially reasonable efforts to promptly return to the other party, or destroy and certify the destruction of, all Confidential Information disclosed to it by the other party.

15.      Miscellaneous.

15.1.           Compliance with Laws.  Each party will comply with all applicable laws, rules, and regulations in fulfilling its obligations under this Agreement.

15.2.           Notices.  All notices will be in writing and addressed to the attention of the other party’s Legal Department and primary point of contact.  Notice will be deemed given (a) when verified by written receipt if sent by personal courier, overnight courier, or mail; or (b) when verified by automated receipt or electronic logs if sent by facsimile or email.

15.3.           Assignment.  Neither party may assign or transfer any part of this Agreement without the written consent of the other party, except to an Affiliate but only if (a) the assignee agrees in writing to be bound by the terms of this Agreement and (b) the assigning party remains liable for obligations under this Agreement.  Any other attempt to transfer or assign is void.

15.4.           Change of Control.  Upon the occurrence of a change of control (each, a “Change of Control Event”), the party experiencing the Change of Control Event will provide notice to the other party promptly, but no later than 3 days, after the occurrence of the Change of Control Event.  The other party may terminate this Agreement by sending notice to the party experiencing the Change of Control Event and the termination will be effective upon the earlier of delivery of the termination notice or 3 days after the occurrence of the Change of Control Event.  For purposes of this Agreement, “Change of Control Event” means (a) the sale of all or substantially all of the assets of a party to another person or entity (other than to a subsidiary of such party); (b) any merger or consolidation of a party into or with another corporation or entity in which holders of the capital stock of such party immediately prior to the consummation of the transaction hold, directly or indirectly, immediately following the consummation of the transaction, less than 50% of the capital stock in the surviving entity in such transaction; or (c) any other acquisition [*****] by a third party not an Affiliate of the acquired party or its stockholders (or group of third parties (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) not an Affiliate of such party or its stockholders) of a majority of such party’s outstanding voting power.

Confidential material redacted and filed separately with the Securities and Exchange Commission.

15.5.           Governing Law.  This Agreement is governed by California law, excluding California’s choice of law rules.  FOR ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE PARTIES CONSENT TO PERSONAL JURISDICTION IN, AND THE EXCLUSIVE VENUE OF, THE COURTS IN SANTA CLARA COUNTY, CALIFORNIA.

15.6.           Equitable Relief.  Nothing in this Agreement will limit either party’s ability to seek equitable relief.

15.7.           Entire Agreement; Amendments.  This Agreement is the parties’ entire agreement relating to its subject and supersedes any prior or contemporaneous agreements on that subject.  Any amendment must be in writing signed by both parties and expressly state that it is amending this Agreement.

15.8.           No Waiver.  Failure to enforce any provision will not constitute a waiver.

15.9.           Severability.  If any provision of this Agreement is found unenforceable, the balance of this Agreement will remain in full force and effect.

15.10.         Survival.  The following sections of this Agreement will survive any expiration or termination of this Agreement:   7 (Intellectual Property), [*****], 11 (Indemnification), 12 (Limitation of Liability), 13 (Confidentiality; PR) and 15 (Miscellaneous).

15.11.         Independent Contractors.  The parties are independent contractors and this Agreement does not create an agency, partnership, or joint venture.

15.12.         No Third Party Beneficiaries.  There are no third-party beneficiaries to this Agreement.

15.13.         Force Majeure.  Neither party will be liable for inadequate performance to the extent caused by a condition (for example, natural disaster, act of war or terrorism, riot, labor condition, governmental action, and Internet disturbance) that was beyond the party’s reasonable control.

15.14.         Counterparts.  The parties may execute this Agreement in counterparts, including facsimile, PDF or other electronic copies, which taken together will constitute one instrument.

Signed:

Google		Company

By:	/s/ Nikesh Arora	By:	s/ Charles Hilliard

Print Name:	Nikesh Arora	Print Name:	Charles Hilliard

Title:	President, Global Sales and Business
	Development Google, Inc.	Title:	President & CFO

Date:	05/28/2010	Date:	05/28/2010

Confidential material redacted and filed separately with the Securities and Exchange Commission.

EXHIBIT A

[*****]

[*****].

[*****].

[*****].

[*****].

[*****].

Notwithstanding the foregoing, [*****] shall be as follows:

[*****].

[*****].

Confidential material redacted and filed separately with the Securities and Exchange Commission.

EXHIBIT B

[*****]

[*****].

[*****].

[*****].

[*****].

[*****].

[*****].

[*****].

Notwithstanding the foregoing, [*****] shall be as follows:

[*****].

[*****].

[*****]

Confidential material redacted and filed separately with the Securities and Exchange Commission.

EXHIBIT C

[*****]

Confidential material redacted and filed separately with the Securities and Exchange Commission.

EXHIBIT D

[*****]

Confidential material redacted and filed separately with the Securities and Exchange Commission.

EXHIBIT E

[*****]

Confidential material redacted and filed separately with the Securities and Exchange Commission.